EXHIBIT 10.20

                        IRREVOCABLE NOTICE OF CONVERSION

           THE SECURITIES ISSUABLE UPON THE CONVERSION OF THIS PROMISSORY NOTE, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR APPLICABLE STATE LAW AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE ACT AND ANY APPLICABLE STATE ACT OR UNLESS THE COMPANY'S SECURITIES COUNSEL IS SATISFIED THAT THE SECURITIES MAY BE TRANSFERRED WITHOUT REGISTRATION UNDER THE ACT.

           The undersigned, an authorized representative of Thomson Kernaghan & Co., Ltd., with offices at 365 Bay Street, 10th Floor, Toronto, Ontario M5H 2V2, Canada ("TK"), hereby irrevocably elects to convert all outstanding principal and interest pursuant to the Promissory Note by Power Kiosks, Inc., a Florida corporation with principal offices at 181 Whitehall Drive, Markham, Ontario, Canada, L3R 9T1 ("PK") in favor of TK dated June 5, 2000 in the principal amount of $250,000USD (the "Promissory Note") to 250,000 shares of the restricted Common Stock of PK.

INSTRUCTIONS FOR ISSUANCE OF STOCK

Name:  Thomson Kernaghan & Co., Ltd.

Address:  365 Bay Street, 10th Floor, Toronto, Ontario M5H 2V2, Canada

           The undersigned represents and warrants to PK that he is an authorized representative of TK and that he, as an agent of TK, irrevocable elects to convert all outstanding principal and interest pursuant to the Promissory Note to 250,000 shares of the restricted Common Stock of PK.

THOMSON KERNAGHAN & CO., LTD.

By:(Signature)   /s/ M.  McKinnon
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Print Name:          M.  McKinnon
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           THE ORIGINAL PROMISSORY NOTE MUST ACCOMPANY THIS NOTICE OF
CONVERSION.